BDO

Tel : +852 2218 8288
Fax: +852 2815 2239
www.bdo.com.hk

25th Floor Wing On Centre
111 Connaught Road Central
Hong Kong

電話：+852 2218 8288
傳真：+852 2815 2239
www.bdo.com.hk

香港干諾道中111號
永安中心25樓

Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549
United States of America

February 7, 2012
Our ref: 070927/0702

Dear Sirs,

RE: GUANWEI RECYCLING CORP.

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on February 7, 2012, to be filed by our former client, Guanwei Recycling Corp.. We agree with the statements made in response to that Item insofar as they relate to our firm.

Yours faithfully,
BDO Limited

BDO Ltd

FYL/ATL/kc